July 24, 2017

The Paradigm’s Micro-Cap Fund appreciated 8.20% in the second quarter of 2017, compared to a gain of 3.83% for the benchmark Russell Microcap. For the one-year period, the Fund returned 47.48%, compared to 27.61% for the benchmark Russell Microcap. Since inception, the Fund has returned 8.86% per year, compared to a 7.17% annualized return for the Russell Microcap*.

After a heady first-quarter start to 2017 in the US equity markets, the second quarter sustained that strength, albeit at a slightly more muted level. The second quarter largely reflected a continuation of the sector themes we saw in the first quarter, with Health Care and Information Technology largely driving small-cap performance. While US equity markets have posted strong performance across all market capitalizations, Growth has materially outperformed Value in 2017 to date.

The Health Care sector was the top performer in the second quarter, with portfolio holdings’ 24.49% return well ahead of the benchmark sector’s 5.58% return. Health Care outperformance was broad-based, with four out of the five industries in which the portfolio has holdings outperforming their benchmark peers. Our overweight allocation to this top-performing sector also contributed to relative performance.

The portfolio’s positions in the Consumer Discretionary sector continue to reflect management’s assessment that many specialty retailers are oversold. This resulted in the largest detraction from performance in the second quarter but reflects decades of experience in this sector as further discussed below. We believe the reports of the death of retail are greatly exaggerated.

While it is not an easy space to invest in amidst the current Amazon retail domination frenzy, we believe that the Consumer Discretionary sector—Specialty Retail in particular—has been oversold in some cases. Many names in the group appear to be bottoming out, and so we believe there should be some upside potential among those companies with good management teams, strong balance sheets, solid free cash flow and true differentiation in their strategy. We do not accept the premise that the bricks-and-mortar retail landscape is going away entirely and so it will remain an area of focus for us.

Clearly the overarching question given market strength for 2016 and 2017 to date, is how much more upside there can be from here. Some of this strength in late 2016 and early 2017 was driven by optimism around a new presidential administration, and the possibility of reduced regulation and more favorable tax code legislation. Some of this enthusiasm will inevitably be tempered as the ongoing uncertainty and indecision persists regarding healthcare and tax reform, among other topics. While it is hard to argue that many companies are deeply undervalued at present, we are convinced that the micro-cap equity landscape will continue to offer the most inefficiencies from an investment standpoint.

Moreover, we believe that while overall volatility remains at low levels, the short-term swings in share prices of micro-cap stocks remain extreme. For those names that are less liquid, or less well known or covered by the sellside, there can be massive pricing dislocations within short time periods. We continue to see such opportunities in names we know well. Our cumulative knowledge of our investment universe helps us navigate through a variety of market environments, and we are optimistic that this consistent discipline should benefit us over the balance of 2017 and beyond.

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr Enclosures

*During the one year period ended June 30, 2017, the Paradigm Micro-Cap Fund returned 47.48%, compared to 27.61% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended June 30, 2017 was 15.22% compared to 13.73% for the Russell Microcap Index. Since Inception (1/1/2008) to June 30, 2017, the Paradigm Micro-Cap Fund’s average annual return was 8.86% compared to 7.17% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2017, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.